Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Automotive Portfolio

May 31, 2020

AUT-QTLY-0720
1.802154.116

Schedule of Investments May 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Auto Components - 15.5%
Auto Parts & Equipment - 15.5%
Aptiv PLC	22,031	$1,660,036
Autoliv, Inc.	2,699	171,602
BorgWarner, Inc.	31,963	1,027,610
Gentex Corp.	32,489	859,009
Lear Corp.	7,902	838,007
Magna International, Inc. Class A (sub. vtg.)	15,843	668,079
		5,224,343
Automobiles - 47.0%
Automobile Manufacturers - 47.0%
Ferrari NV	7,579	1,278,653
Fiat Chrysler Automobiles NV	38,212	337,794
Ford Motor Co.	168,034	959,474
General Motors Co.	127,497	3,299,622
Honda Motor Co. Ltd. sponsored ADR (a)	104,688	2,727,122
Tesla, Inc. (b)	4,582	3,825,972
Toyota Motor Corp. sponsored ADR	27,008	3,403,278
		15,831,915
Commercial Services & Supplies - 7.4%
Diversified Support Services - 7.4%
Copart, Inc. (b)	20,107	1,797,365
IAA Spinco, Inc. (b)	17,099	701,059
		2,498,424
Distributors - 5.1%
Distributors - 5.1%
Genuine Parts Co.	8,493	708,401
LKQ Corp. (b)	37,304	1,024,368
		1,732,769
Machinery - 1.2%
Construction Machinery & Heavy Trucks - 1.2%
Allison Transmission Holdings, Inc.	10,457	394,438
Road & Rail - 2.5%
Trucking - 2.5%
Lyft, Inc. (b)	11,402	356,427
Uber Technologies, Inc.	13,076	474,920
		831,347
Specialty Retail - 17.2%
Automotive Retail - 17.2%
Advance Auto Parts, Inc.	5,312	740,068
AutoZone, Inc. (b)	1,127	1,293,638
CarMax, Inc. (a)(b)	9,565	842,198
Carvana Co. Class A (a)(b)	9,260	860,995
Lithia Motors, Inc. Class A (sub. vtg.)	3,411	411,332
O'Reilly Automotive, Inc. (b)	3,996	1,667,291
		5,815,522
TOTAL COMMON STOCKS
(Cost $23,401,444)		32,328,758

Nonconvertible Preferred Stocks - 1.0%
Automobiles - 1.0%
Automobile Manufacturers - 1.0%
Volkswagen AG
(Cost $300,299)	2,215	325,786

Money Market Funds - 9.1%
Fidelity Cash Central Fund 0.11% (c)	543,862	543,971
Fidelity Securities Lending Cash Central Fund 0.10% (c)(d)	2,529,207	2,529,460
TOTAL MONEY MARKET FUNDS
(Cost $3,073,431)		3,073,431
TOTAL INVESTMENT IN SECURITIES - 106.0%
(Cost $26,775,174)		35,727,975
NET OTHER ASSETS (LIABILITIES) - (6.0)%		(2,024,853)
NET ASSETS - 100%		$33,703,122

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$78
Fidelity Securities Lending Cash Central Fund	1,295
Total	$1,373

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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